Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-041

Underlying Bonds Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

4 December 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Federal Home Loan Mortgage Corporation (the “Issuer”)

Freddie Mac Class A Multifamily M Certificates Series M-041 (the “Class A Certificates”)

Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by the Issuer, Deutsche Bank Securities Inc. (the “Underwriter,” together with the Issuer, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to certain Relevant Underlying Bonds (as defined herein) relating to the Freddie Mac Class A Multifamily M Certificates Series M-041 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.	An electronic data file labeled “TEBS Data Tape Template 08.2017 v3 FRE Comments.XLSX” and the related record layout and decode information (the “Data File”), that Freddie Mac indicated contains information as of 1 December 2017 (the “Cut-off Date”) relating to a pool of multifamily affordable housing bonds issued by certain state and local entities to finance multifamily affordable housing mortgages (the “Underlying Bonds”),
b.	Imaged copies of:
i.	The amortization schedule (the “Amortization Schedule”),
ii.	The trustee questionnaire (the “Questionnaire”),
iii.	The bond counsel opinion (the “Bond Counsel Opinion”),
iv.	The custody agreement (the “Custody Agreement”),
v.	The Underlying Bond specimen (the “Specimen”) and
vi.	The Underlying Bond trust indenture (the “Indenture,” together with the Amortization Schedule, Questionnaire, Bond Counsel Opinion, Custody Agreement and Specimen, the “Source Documents”)

for each Underlying Bond with an integer shown in the “CW Serial No.” column of the Data File (the “Relevant Underlying Bonds”),

c.	The list of relevant characteristics (each, a “Bond Characteristic”) on the Data File relating to the Relevant Underlying Bonds, which are listed on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are shown in Attachment A.

The procedure included in Attachment A was limited to comparing certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Relevant Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Relevant Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Relevant Underlying Bonds,
iii.	Whether the originator or issuer of the Relevant Underlying Bonds complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Relevant Underlying Bonds that would be material to the likelihood that the issuer of the Class A Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 December 2017

Attachment A

Procedure performed and our associated findings

1.	For each Relevant Underlying Bond, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in the Source Documents. The Source Document(s) that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics

Bond Characteristic	Source Document(s)	Note

Property Name	Indenture	*

Debt Type (Comforted)	Indenture

Bond CUSIP (Comforted)	Specimen, Custody Agreement

Authorized Bond Denominations (Comforted)	Indenture

Interest Type (Comforted)	Questionnaire, Indenture

Current Bond Rate and/or Loan Rate (Comforted)	Indenture

Original UPB (Comforted)	Indenture, Specimen

Current Bond Amount (UPB) (Comforted) (as of 12/1/2017)	Amortization Schedule

First Payment Date (Comforted)	Indenture, Amortization Schedule

Original Bond Note Date (Comforted)	Specimen, Bond Counsel Opinion

Maturity Date (Comforted)	Indenture

Payment Frequency (Comforted)	Indenture

Interest Rate Calculation Type	Indenture, Specimen

Interest Payment Due Date (ie: 1st, 15th, etc)	Indenture

Note:

*	For identification purposes only.